                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): FEBRUARY 8, 2002
                          -----------------------------

                              ESCALON MEDICAL CORP.
             (Exact name of registrant as specified in its charter)
                     ---------------------------------------

           PENNSYLVANIA                  0-20127                 33-0272839
(State or other jurisdiction       (Commission File Number)   (IRS Employer
         of incorporation)                                   Identification No.)

                    351 EAST CONESTOGA ROAD, WAYNE, PA 19087
          (address of principal executive offices, including zip code)

                                 (610) 688-6830
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         Escalon Medical Corp. ("Escalon" or "the Company") purchased Sonomed, Inc. ("Sonomed") on January 14, 2000 for $12,314,202. The purchase price exceeded the fair value of assets acquired by $11,212,488. The Company classified the intangible assets as $7,700,000 customer lists, $2,300,000 trademark and trade names, and $1,212,488 goodwill. The intangible assets were to be amortized on a straight-line basis over 15 years. Management made an allocation of the purchase price based on information available at the time without an independent professional appraisal. In November 2001, the Company engaged an independent professional appraiser to assist management in evaluating whether the intangible assets were impaired and to review the allocation of intangible assets related to the purchase of Sonomed as of the January 2000 acquisition date. The independent appraisal concluded in December 2001 that the intangible assets acquired with the purchase of Sonomed should be allocated as $10,547,488 to goodwill and $665,000 to trademarks and trade names. In light of the independent appraisal, management has determined that the original classification was incorrect, and therefore should be restated to that of the independent appraisal. The result of this reallocation is solely to reclassify the allocation of the intangible assets among customer lists, trademarks and trade names and goodwill. The total reported value of the intangible assets has not changed. Therefore, this reclassification has no affect on reported earnings, net worth or cash flows for any prior fiscal years. The reclassification does, however, affect the financial statements set forth in the Company's Form 10-Q Report for the quarter ended September 30, 2001, as set forth in the Form 10-Q/A Report for such quarter filed by the Company on the date of this Report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ESCALON MEDICAL CORP.
                                  (Registrant)

Date:    February 8, 2002                  By:      /s/  Richard J. DePiano
         ----------------                           -----------------------
                                                    Richard J. DePiano
                                                    Chairman and Chief
                                                    Executive Officer

Date:    February 8, 2002                  By:      /s/  Harry M. Rimmer
         ----------------                           --------------------
                                                    Senior Vice-President -
                                                    Finance

                                      -1-